CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the reference to us in this Registration Statement on Form N-1A Post-Effective Amendment No. 109 under the heading “Counsel and Independent Registered Public Accounting Firm”.

/s/ PricewaterhouseCoopers LLP.

New York, New York

August 21, 2017